UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2026

THE HAIN CELESTIAL GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-22818	22-3240619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 River Street,
Hoboken, New Jersey		07030
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 587-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	HAIN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 30, 2026, The Hain Celestial Group, Inc. (“Hain”) entered into an asset purchase agreement (the “Purchase Agreement”) with Snackruptors Inc. (“Snackruptors”), pursuant to which, subject to the terms and conditions set forth therein, Snackruptors has agreed to acquire from Hain its North American Snacks business, including Garden Veggie Snacks™, Terra® chips and Garden of Eatin’® snacks as well as certain private label products (the “Business”) for $115 million in cash, subject to a customary inventory adjustment (the “Transaction”). Snackruptors is a Canadian-based, family-owned snacks manufacturer. Hain will use the net cash proceeds from the Transaction (after taxes and transaction costs) to pay down debt.

The Purchase Agreement contains customary representations and warranties of Hain, including those relating to the operation of the Business, in each case subject to various materiality and other customary qualifiers. The Purchase Agreement also contains customary representations and warranties of Snackruptors, subject to materiality and other customary qualifiers. The Purchase Agreement provides for customary covenants, including covenants relating to Hain using commercially reasonable efforts to operate the Business in the ordinary course and to refrain from taking certain actions without Snackruptors’ consent during the period from the date of the Purchase Agreement to the closing of the Transaction (the “Closing”).

Consummation of the Transaction is subject to various closing conditions, including (i) the absence of laws or judgments preventing the consummation of the Transaction, (ii) no Business Material Adverse Effect (as defined in the Purchase Agreement) having occurred since the date of the Purchase Agreement, and (iii) customary conditions regarding the accuracy of the representations and warranties and compliance by the parties with their respective obligations under the Purchase Agreement. The Transaction is currently expected to close in February 2026.

At the Closing, Hain and Snackruptors will enter into a Transition Services Agreement, pursuant to which Hain and Snackruptors will provide certain transition services to each other for a period of time following the Closing.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The foregoing summary has been included to provide stockholders with information regarding the terms of the Purchase Agreement. It is not intended to provide any factual information about Hain, Snackruptors or their respective subsidiaries or affiliates. The Purchase Agreement contains representations and warranties that Hain, on one hand, and Snackruptors, on the other hand, made to and solely for the benefit of each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Purchase Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Purchase Agreement or contained in confidential disclosures provided by the parties. Some of those representations and warranties (i) may not be accurate or complete as of any specified date and are modified, qualified and created in important part by the underlying disclosures provided by the parties, (ii) may be subject to a contractual standard of materiality different from those generally applicable to stockholders or (iii) may have been used for the purpose of allocating risk between the parties to the Purchase Agreement rather than establishing matters as facts. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information. Stockholders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of Hain or Snackruptors. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Hain’s public disclosures.

Item 7.01 Regulation FD Disclosure.

On February 2, 2026, Hain issued a press release announcing its entry into the Purchase Agreement.

A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 7.01. The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement dated as of January 30, 2026 by and between The Hain Celestial Group, Inc. and Snackruptors Inc.*
99.1	Press Release of The Hain Celestial Group, Inc. dated February 2, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally to the U.S. Securities and Exchange Commission (the “SEC”) a copy of any omitted schedule or exhibit upon request by the SEC. Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The registrant agrees to furnish supplementally an unredacted copy of the exhibit to the SEC upon its request.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward-looking statements. The words “believe,” “expect,” “anticipate,” “may,” “should,” “plan,” “intend,” “potential,” “will” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements include, among other things, our beliefs or expectations relating to our future performance, results of operations and financial condition, including statements about Hain’s plans to sell its North American Snacks businesses, the expected timetable for completing the Transaction, our ability to drive sustainable, profitable growth and create long-term shareholder value; our strategic initiatives; and our business strategy.

Risks and uncertainties that may cause actual results to differ materially from forward-looking statements include: the ability to satisfy the conditions to the closing of the contemplated disposition, which may include conditions outside of our control; our ability to successfully separate the business and realize the benefits of the contemplated disposition; and the other risks and uncertainties described in our most recent Annual Report on Form 10-K and our other filings from time to time with the SEC.

We undertake no obligation to update forward-looking statements to reflect actual results or changes in assumptions or circumstances, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hain Celestial Group, Inc.

Date:	February 2, 2026	By:	/s/ Kristy M. Meringolo
Kristy M. Meringolo Chief Legal and Corporate Affairs Officer, Corporate Secretary